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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                -----------------

                                    FORM 8-K

                                -----------------


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                     September 10, 2001 (September 7, 2001)
                Date of Report (Date of earliest event reported)




                             SUSA PARTNERSHIP, L.P.
             (Exact name of registrant as specified in its charter)


         TENNESSEE                   001-12403                   62-1554135
 ----------------------------    ---------------------      -------------------
(State or other jurisdiction    (Commission File No.)        (I.R.S. Employer
     of incorporation)                                      Identification No.)


                           175 TOYOTA PLAZA, SUITE 700
                            Memphis, Tennessee 38103
                    (Address of principal executive offices)


                                 (901) 252-2000
              (Registrant's telephone number, including area code)


                                       N/A
          (former name or former address, if changed since last report)







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                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 5.  OTHER EVENTS.

         On Friday, September 7, 2001, the Registrant executed the letter agreement attached as Exhibit 10.1 with Security Capital Group Incorporated amending the standstill provisions of its Strategic Alliance Agreement with Security Capital. On Monday, September 10, 2001, Storage USA, Inc, the general partner of the Registrant, issued the press release attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         a)   Financial Statements.

              None

         b)   Pro Forma Financial Information.

              None

         c)   Exhibits.

                 Number                   Exhibit
                 ------                   -------

                  10.1     Letter Agreement with Security Capital Group
                           Incorporated, dated September 7, 2001

                  99.1     Press Release, dated September 10, 2001.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    SUSA PARTNERSHIP, L.P.

                                    By: STORAGE USA, INC.
                                        General Partner



Date:    September 10, 2001         By: /s/ John W. McConomy
                                       -----------------------------------------
                                        John W. McConomy
                                        Executive Vice President and General
                                        Counsel


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                                  EXHIBIT INDEX

         10.1     Letter Agreement dated September 7, 2001

         99.1     Press Release dated September 10, 2001